Exhibit 10.1

SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into June 6, 2011, by and among AMERICAN TIRE DISTRIBUTORS, INC., a Delaware corporation (“American Tire”); AM-PAC TIRE DIST. INC., a California corporation (“Am-Pac”); THE BOWLUS SERVICE COMPANY, an Ohio corporation doing business as North Central Tire (“Bowlus”; together with American Tire and Am-Pac, collectively, “Borrowers” and each individually, a “Borrower”); AMERICAN TIRE DISTRIBUTORS HOLDINGS, INC., a Delaware corporation (“Holdings”); TIRE WHOLESALERS, INC., a Washington corporation (“Wholesalers”); ATD ACQUISITION CO. III, a Delaware corporation (“Acquisition Co.”; together with Holdings and Wholesalers, collectively, “Guarantors” and each individually, a “Guarantor”; Borrowers and Guarantors, collectively, “Obligors” and each individually, an “Obligor”); the Lenders signatory hereto; and BANK OF AMERICA, N.A., as administrative and collateral agent (in such capacities, together with its successors in such capacities, “Agent”) for certain financial institutions (collectively, “Lenders”).

Recitals:

Obligors, Agent, Lenders and the other parties named therein are parties to a certain Fifth Amended and Restated Credit Agreement dated as of May 28, 2010, as amended by that certain First Amendment to Fifth Amended and Restated Credit Agreement dated June 22, 2010 and effective as of May 28, 2010 (as so amended, and as at any time further amended, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which Lenders have agreed to make certain loans and other extensions of credit to Borrowers.

Borrowers have requested that the Credit Agreement be amended to increase the Revolving Commitments to $650,000,000 (the “Commitment Increase”) and to make certain pricing and other changes to the Credit Agreement as set forth herein.

In connection with the requested Commitment Increase, certain new financial institutions desire to become parties to the Credit Agreement as Lenders thereunder (collectively, the “New Lenders” and each individually, a “New Lender”).

Simultaneously with the execution and delivery of this Amendment, the New Lenders will execute and deliver joinder agreements to the Credit Agreement, as applicable.

The parties desire to amend the Credit Agreement as hereinafter set forth.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

2. Amendments to Credit Agreement. Subject to satisfaction of the conditions precedent set forth in Section 9 of this Amendment, the Credit Agreement is hereby amended as follows:

(a) By deleting the references to “$450,000,000” and “$45,000,000” in the sixth “WHEREAS” paragraph of the recitals to the Credit Agreement, and by substituting in lieu thereof references to “$650,000,000” and “$65,000,000”, respectively.

(b) By deleting the pricing grid in the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement and by substituting in lieu thereof the following grid:

Average Historical Excess Availability	ABR Spread	LIBOR Rate Spread

Category 1
Average Historical Excess Availability less than 33% of the lesser of (i) the aggregate Revolving Commitments and (ii) the Borrowing Base	1.25%	2.25%

Category 2
Average Historical Excess Availability greater than or equal to 33% of the lesser of (i) the aggregate Revolving Commitments and (ii) the Borrowing Base, but less than 66% of the lesser of (i) the aggregate Revolving Commitments and (ii) the Borrowing Base	1.00%	2.00%

Category 3
Average Historical Excess Availability greater than or equal to 66% of the lesser of (i) the aggregate Revolving Commitments and (ii) the Borrowing Base	0.75%	1.75%

(c) By adding the following new sentence at the end of the definition of “Borrowing Base” in Section 1.01 of the Credit Agreement:

With respect to any Borrowing Base Certificate delivered pursuant to the final proviso at the end of Section 5.01(h), the Borrowing Base shall be calculated immediately after giving effect to the applicable acquisition, subject, in each case, to the requirements of the last paragraph of Section 6.04.

(d) By deleting the pricing grid in the definition of “Commitment Fee Rate” in Section 1.01 of the Credit Agreement and by substituting in lieu thereof the following grid:

Average Revolving Loan Utilization	Commitment Fee Rate

Less than or equal to 33 1/3%	0.50%

Greater than 33 1/3% but less than or equal to 66 2/3%	0.375%

Greater than 66 2/3%	0.25%

(e) By deleting the reference to “November 28, 2014” in the definition of “Maturity Date” in Section 1.01 of the Credit Agreement and by substituting in lieu thereof “June 6, 2016.”

(f) By adding the following new sentence at the end of the definition of “Revolving Commitment” in Section 1.01 of the Credit Agreement:

The aggregate amount of the Revolving Lenders’ Revolving Commitments as of the Second Amendment Effective Date is $650,000,000.

(g) By deleting the reference to “66—%” in the definition of Super Majority Lenders” in Section 1.01 of the Credit Agreement and by substituting in lieu thereof “66 2/3%”.

(h) By adding the following new definition of “Second Amendment Effective Date” to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Second Amendment Effective Date” means June 6, 2011.

(i) By deleting the reference to “$45,000,000” in Section 2.05(a) of the Credit Agreement and by substituting in lieu thereof “$65,000,000.”

(j) By deleting the references to “$650,000,000” in Section 2.23(a) of the Credit Agreement and by substituting in each instance in lieu thereof “$850,000,000.”

(k) By adding the following new proviso at the end of Section 5.01(h) of the Credit Agreement:

provided, further, that immediately prior to any acquisition by any Loan Party of any Person or assets permitted hereunder, all or a portion of the purchase price of which is to be funded by a Revolving Borrowing (including after giving effect to any Revolving Commitment Increase effected in connection therewith), the Company may furnish to the Agent an updated Borrowing Base Certificate that includes the assets to be acquired (including by acquisition of any Person) of any Person that is, or will upon such acquisition become, a Borrower, measured as of the date of the most recent Borrowing Base Certificate previously delivered hereunder, subject, in each case, to the requirements of the last paragraph in Section 6.04.

(l) By deleting the reference to “Applicable Total Percentage” in Section 9.03(c) of the Credit Agreement and by substituting in lieu thereof “Applicable Percentage”.

(m) By deleting the Commitment Schedule attached to the Credit Agreement in its entirety and by substituting in lieu thereof the Commitment Schedule attached hereto.

3. Additional Covenant Regarding Merger of Bowlus. To induce Agent and Lenders to enter into this Amendment, Borrowers hereby covenant and agree that within ninety (90) days after the date of this Amendment (or such later date as may be agreed to by Agent in its discretion), Bowlus shall merge with and into American Tire, with American Tire being the surviving corporation after giving effect to such merger, and Borrowers shall deliver to Agent such documentation and other evidence of such merger as may be reasonably requested by Agent.

4. Ratification and Reaffirmation. Each Borrowers hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Loan Documents.

5. Acknowledgments and Stipulations. Each Obligor acknowledges and stipulates that the Credit Agreement and the other Loan Documents executed by such Obligor are legal, valid and binding obligations of such Obligor that are enforceable against such Obligor in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Obligors); and the security interests and liens granted by Obligors in favor of Agent (for itself and on behalf of the Lenders) are duly perfected, first priority security interests and liens, subject to security interests and liens permitted under the Credit Agreement, to the extent permitted thereunder; and Borrowers acknowledge and stipulate that the unpaid principal amount of the Revolving Loans on and as of June 1, 2011, totaled $349,785,253.15.

6. Representations and Warranties. Each Obligor represents and warrants to Agent and each Lender, to induce Agent and such Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof and after giving effect hereto; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Obligors and this Amendment has been duly executed and delivered by Obligors; and all of the representations and warranties made by Obligors in the Credit Agreement and any other Loan Document are true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) on and as of the date hereof, with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly related to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date).

7. Reference to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

8. Loan Document. This Amendment shall be deemed to be a Loan Document.

9. Conditions Precedent. The effectiveness of the amendments contained in Section 2 hereof are subject to the satisfaction of each of the following conditions precedent:

(a) Agent shall have received duly executed counterparts of the following documents, each in form and substance satisfactory to Agent, unless satisfaction thereof is specifically waived in writing by Agent:

(i) this Amendment by Borrowers and each Lender;

(ii) a joinder agreement by each of the New Lenders to the Credit Agreement;

(iii) such promissory notes or amended and restated promissory notes as requested by any Lender, which shall be in substantially the form of Exhibit G to the Credit Agreement;

(iv) a closing certificate of each Obligor certifying to, among other things, the certified articles of incorporation or organization of such Obligor and the bylaws or operating agreement of such Obligor (or affirmation that such documents have not changed since previously certified to Agent on the Effective Date of the Credit Agreement or thereafter) and the consent of the board of directors of each Obligor to this Amendment and the matters set forth herein;

(v) a favorable written opinion of Obligors’ counsel addressed to the Agent and the Lenders opining that, among other things, this Amendment is permitted under and does not violate the Senior Secured Note Documents, the Senior Subordinated Note Documents, or the Intercreditor Agreement, and covering such other matters relating to the Obligors and to this Amendment as Agent shall reasonably request.

(b) Agent shall have received (i) monthly financial projections of Borrowers and Availability projections, in each case for the remainder of Fiscal Year 2011, updated to give effect to the Bowlus acquisition, (ii) annual financial projections of Borrowers and Availability projections, in each case for Fiscal Years 2012-2016, and (iii) a good standing certificate for each Obligor from its jurisdiction of organization;

(c) Agent shall be satisfied that Excess Availability, after giving effect to the increase in the Revolving Commitments hereunder, is not less than $175,000,000;

(d) There shall exist no Default or Event of Default on the date hereof both before and after giving effect to this Amendment and no event, change or condition shall have occurred since the Effective Date that has had, or would reasonably be expected to have, a Material Adverse Effect.

(e) Each Lender shall have received in immediately available funds the closing fee payable to such Lender on the effective date hereof in connection with this Amendment; and

(f) Agent shall have received all such additional documents, instruments and certificates as Agent shall require in connection herewith.

10. Expenses of Agent. Borrowers agree to pay, on demand, all reasonable out-of-pocket costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agent’s outside legal counsel.

11. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

12. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

13. No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

14. Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any manually executed signature page to this Amendment delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

15. Further Assurances. The parties hereto agree to take such further actions as Agent or Borrowers shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein.

16. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

17. Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

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signatures begin on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal in and delivered by their respective duly authorized officers on the date first written above.

BORROWERS:

AMERICAN TIRE DISTRIBUTORS, INC.

By:	/s/ David L. Dyckman
Name:	David L. Dyckman
Title:	Executive Vice President and Chief Financial Officer

AM-PAC TIRE DIST. INC.

By:	/s/ David L. Dyckman
Name:	David L. Dyckman
Title:	Executive Vice President and Chief Financial Officer

THE BOWLUS SERVICE COMPANY

By:	/s/ David L. Dyckman
Name:	David L. Dyckman
Title:	Executive Vice President and Chief Financial Officer

GUARANTORS:

AMERICAN TIRE DISTRIBUTORS HOLDINGS, INC.

By:	/s/ David L. Dyckman
Name:	David L. Dyckman
Title:	Executive Vice President and Chief Financial Officer

TIRE WHOLESALERS, INC.

By:	/s/ David L. Dyckman
Name:	David L. Dyckman
Title:	Executive Vice President and Chief Financial Officer

ATD ACQUISITION CO. III

By:	/s/ David L. Dyckman
Name:	David L. Dyckman
Title:	Executive Vice President and Chief Financial Officer

AGENT:

BANK OF AMERICA, N.A., as Agent and a Lender

By:	/s/ Seth Benefield
Name:	Seth Benefield
Title:	Senior Vice President

LENDERS:

WELLS FARGO CAPITAL FINANCE, LLC, as a Lender

By:	/s/ Mark Bradford
Name:	Mark Bradford
Title:	Senior Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Max Perdue
Name:	Max Perdue
Title:	Duly Authorized Signatory

GE CAPITAL FINANCIAL INC., as a Lender

By:	/s/ Woodrow Broaders
Name:	Woodrow Broaders
Title:	Duly Authorized Signatory

RBS BUSINESS CAPITAL, a Division of RBS ASSET FINANCE, INC., as a Lender

By:	/s/ Todd Pacifico
Name:	Todd Pacifico
Title:	Vice President

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ April Varner-Nanton
Name:	April Varner-Nanton
Title:	Director

ROYAL BANK OF CANADA, as a Lender

By:	/s/ James F. Disher
Name:	James F. Disher
Title:	Authorized Signatory

BARCLAYS BANK PLC, as a Lender

By:	/s/ David Barton
Name:	David Barton
Title:	Director

REGIONS BANK, as a Lender

By:	/s/ Bruce Rhodes
Name:	Bruce Rhodes
Title:	Managing Director

COMMITMENT SCHEDULE

LENDER	REVOLVING COMMITMENT

Bank of America, N.A.	$215,000,000.00
Wells Fargo Capital Finance, LLC	$160,000,000.00
General Electric Capital Corporation	$79,166,500.00
GE Capital Financial Inc.	$70,833,500.00
UBS Loan Finance LLC	$40,000,000.00
RBS Business Capital	$35,000,000.00
Regions Bank	$25,000,000.00
Royal Bank of Canada	$15,000,000.00
Barclays Bank PLC	$10,000,000.00

TOTAL	$650,000,000